CERTIFICATION OF CEO
               PURSUANT TO SECTION 906 OF THE
                 SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Diasense, Inc., (the "Company"), on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Paterra, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Anthony Paterra
                                        Anthony Paterra, CEO

                                        May 13, 2005